UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2010

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on April 20, 2010. Proxies for the meeting were solicited by us pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to the Board of Directors. Final results of the voting are provided below:

Proposal 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms expiring in 2011
Albert R. Gamper, Jr.	357,377,498	3,958,147	2,255,159	58,675,038
Conrad K. Harper	356,096,082	5,336,996	2,157,726	58,675,038
William V. Hickey	354,159,414	7,191,840	2,239,549	58,675,039
Ralph Izzo	356,633,331	4,897,154	2,060,318	58,675,039
Shirley Ann Jackson	329,682,291	31,601,860	2,306,653	58,675,038
David Lilley	359,029,923	2,346,265	2,214,615	58,675,039
Thomas A. Renyi	358,574,727	2,711,835	2,304,242	58,675,038
Hak Cheol Shin	358,633,233	2,719,132	2,238,439	58,675,038
Richard J.Swift	350,689,051	10,481,729	2,420,024	58,675,038

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	416,092,662	4,011,324	2,161,856	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

	By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)
Date: April 23, 2010

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